UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2018
________________________________________________________
Black Stone Minerals, L.P.
(Exact name of registrant as specified in its charter)
________________________________________________________

Delaware	001-37362	47-1846692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 2020 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 445-3200

Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information included under Items 2.02 and 7.01 and the exhibit attached hereto as Exhibit 99.1 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. That information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 1.01 Entry Into a Material Definitive Agreement
On October 31, 2018, Black Stone Minerals Company, L.P., as borrower (the “Borrower”) under that certain Fourth Amended and Restated Credit Agreement, dated as of November 1, 2017, by and among the Borrower, Wells Fargo Bank, National Association, as administrative agent, and the lenders signatory thereto (the “Credit Agreement”), together with Black Stone Minerals, L.P. (the “Partnership”) and certain of its other subsidiaries, as guarantors, entered into the Second Amendment to Fourth Amended and Restated Credit Agreement (the “Second Amendment”). The Second Amendment principally modifies the Credit Agreement to (i) reduce the applicable interest rate margin for revolving loans borrowed under the Credit Agreement and (ii) determine the Borrowing Base (as defined in the Credit Agreement) to be $675,000,000 until such time as it is redetermined in accordance with the terms of the Credit Agreement.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.02  Results of Operations and Financial Condition

On November 5, 2018, Black Stone Minerals, L.P. (“Black Stone Minerals”) issued a press release that announced its third quarter 2018 financial and operating results. In the press release, the subtotals included in Income (Loss) from Operations for the three months ended September 30, 2018 and for the nine months ended September 30, 2018 were incorrectly reported due to a computational error. The correct amounts are $66,180 and $147,664, respectively. A copy of the press release, as corrected, is furnished herewith as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The description of the Second Amendment above under Item 1.01 is incorporated in this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure

The disclosure under Item 2.02 above is incorporated in this Item 7.01 by reference.

Item 9.01  Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1
Second Amendment to Fourth Amended and Restated Credit Agreement among Black Stone Minerals Company, L.P., as Borrower, Black Stone Minerals, L.P., as Parent MLP, Wells Fargo Bank, National Association, as Administrative Agent, and a syndicate of lenders dated as of October 31, 2018.

99.1	Black Stone Minerals, L.P. Press Release, dated November 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK STONE MINERALS, L.P.

	By:	Black Stone Minerals GP, L.L.C., its general partner

Date: November 5, 2018	By:	/s/ Steve Putman
Steve Putman
Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description
10.1
Second Amendment to Fourth Amended and Restated Credit Agreement among Black Stone Minerals Company, L.P., as Borrower, Black Stone Minerals, L.P., as Parent MLP, Wells Fargo Bank, National Association, as Administrative Agent, and a syndicate of lenders dated as of October 31, 2018.

99.1	Black Stone Minerals, L.P. Press Release, dated November 5, 2018

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